U.S. GLOBAL INVESTORS FUNDS

Gold and Precious Metals Fund

World Precious Minerals Fund

Global Resources Fund

Emerging Europe Fund

Institutional Class Shares

SUPPLEMENT DATED AUGUST 29, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

The following information replaces the first sentence and table on page 35 of the prospectus:

The following table shows the effect that the current voluntary limitation would have for the World Precious Minerals Fund and the Global Resources Fund:

	World Precious Minerals Fund	Global Resources Fund
Actual total annual operating expenses*	3.30%	1.25%
Voluntary expense waiver	(1.97)%	(0.22)%
Total annual expenses after reimbursement	1.33%	1.03%

* Excluding acquired fund fees and expenses, if any.